Filed Pursuant to Rule 497(e)
File Nos. 333-201530; 811-23024

Pacer BioThreat Strategy ETF (VIRS)
Pacer CSOP FTSE China A50 ETF (AFTY)

Supplement dated September 26, 2024 to the Summary Prospectus, Prospectus,
and Statement of Additional Information (“SAI”),
each dated August 31, 2024
NOTICE OF LIQUIDATION
The Board of Trustees of Pacer Funds Trust, upon a recommendation from Pacer Advisors, Inc., the investment adviser to the Pacer BioThreat Strategy ETF and the Pacer CSOP FTSE China A50 ETF (each, a “Fund,” and together, the “Funds”), has determined to close and liquidate the Funds immediately after the close of business on October 11, 2024 (the “Liquidation Date”). Shares of Pacer BioThreat Strategy ETF are listed on the Cboe BZX Exchange, Inc. and shares of Pacer CSOP FTSE China A50 ETF are listed on NYSE Arca, Inc.
Effective on or about September 27, 2024, the Funds will begin liquidating their portfolio assets. This will cause a Fund to increase its cash holdings and deviate from the investment objective and strategies stated in the Fund’s prospectus.
The Funds will no longer accept orders for new creation units after the close of business on the business day prior to the Liquidation Date, and trading in shares of the Funds will be halted prior to market open on the Liquidation Date. Prior to the Liquidation Date, shareholders may only be able to sell their shares to certain broker-dealers, and there is no assurance that there will be a market for a Fund’s shares during that time period. Customary brokerage charges may apply to such transactions.
On or about the Liquidation Date, each Fund will liquidate its assets and distribute cash pro rata to all remaining shareholders. These distributions are taxable events. Shareholders should contact their tax advisor to discuss the income tax consequences of the liquidation. In addition, these payments to shareholders will include accrued capital gains and dividends, if any. As calculated on the Liquidation Date, each Fund’s net asset value will reflect the costs of closing the Fund, if any. Once the distributions are complete, the Funds will terminate. Proceeds of the liquidation will be sent to shareholders promptly after the Liquidation Date.
For additional information, please call 1-800-617-0004.
Please retain this Supplement with your Summary Prospectus, Prospectus, and SAI for future reference.